SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. Date of Report: May 8, 1998


                            LANNETT COMPANY, INC.
            (Exact Name of Registrant as Specified in Its Charter)

        Delaware                        0-9036             23-0787-699
--------------------------------        -----------        ------------------
State or other Jurisdiction             Commission         I.R.S. Employer
of Incorporation or Organization        File Number        Identification No.


                   9000 State Road, Philadelphia, PA 19136
             ---------------------------------------------------
             Address of Principal Executive Offices and Zip Code


     Registrant's telephone number, including area code: (215) 333-9000

Item 4.   Changes in Registrant's Certifying Accountant

    Lannett Company, Inc. (the "Company") has engaged Deloitte & Touche LLP as the Company's new independent accountant to audit the Company's financial statements as of June 30, 1998 and for the year then ended. Deloitte & Touche LLP was not consulted concerning the application of accounting principles to any specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, nor was a written report provided to the Company nor oral advice provided that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching its decision as to any accounting, auditing, or financial reporting issue. Nor did the Company consult with Deloitte & Touche LLP regarding any disagreement (as defined in Item 304 of Regulation S-B) or any reportable event (as described in Item 304 of Regulation S-B).

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LANNETT COMPANY, INC.

                                   By: /s/ Jeffrey M. Moshal
                                      -----------------------
                                       Jeffrey M. Moshal
                                       Vice President, Finance & Treasurer

Date:  May 8, 1998